UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2013

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Commission file number: 001-33615

Concho Resources Inc.

(Exact name of registrant as specified in its charter)

Delaware	76-0818600

(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

One Concho Center
600 West Illinois Avenue
Midland, Texas	79701

(Address of principal executive offices)	(Zip code)

(432) 683-7443
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 21, 2013, Concho Resources Inc. (the “Company”) completed the redemption of all of its outstanding 8.625% Senior Notes due 2017 at a redemption price of 106.516% of the unpaid principal amount plus accrued and unpaid interest through June 20, 2013. The Company funded the redemption with proceeds from a borrowing from the Company’s Amended and Restated Credit Agreement, dated as of July 31, 2008, with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            CONCHO RESOURCES INC.

Date:   June 21, 2013                                      By:      /s/ Travis Counts_________________

                                                                        Name:  Travis Counts

Title:    Vice President and General Counsel